SUPPLEMENT DATED MAY 29, 2014
to

PROSPECTUS DATED MAY 21, 2007
FOR MFS REGATTA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The Board of Trustees of the MFS Variable Insurance Trust II (the “Trust”) approved a proposal to reorganize the following MFS Variable Insurance Trust II Portfolio (the “Acquired Fund”) into the corresponding Series (the “Acquiring Fund”) of the MFS Variable Insurance Trust I listed in the table below. The MFS® Utilities Series will be added as an investment option under your Contract immediately prior to the reorganization.

Acquired Fund		Acquiring Fund
MFS® Utilities Portfolio	to reorganize into	MFS® Utilities Series

The reorganization identified in the table above is subject to approval by shareholders at a shareholder’s meeting expected to be held in July, 2014.

If shareholders approve the proposal, all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund and shareholders of the Acquired Fund will receive shares of the Acquiring Fund in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Regatta (NY)                                                                                                                                          5/2014